Exhibit 24
POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Anne T. Larin, and Christopher T. Hatto, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering

Form S-3	Registration of Future Debt and Equity Securities for General Motors Corporation
and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ PERCY N. BARNEVIK

Percy N. Barnevik

November 16, 2007

Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Anne T. Larin, and Christopher T. Hatto, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering

Form S-3	Registration of Future Debt and Equity Securities for General Motors Corporation
and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ ERSKINE B. BOWLES

Erskine B. Bowles

November 13, 2007

Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Anne T. Larin, and Christopher T. Hatto, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering

Form S-3	Registration of Future Debt and Equity Securities for General Motors Corporation
and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ JOHN H. BRYAN

John H. Bryan

November 15, 2007

Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Anne T. Larin, and Christopher T. Hatto, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering

Form S-3	Registration of Future Debt and Equity Securities for General Motors Corporation
and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ ARMANDO M. CODINA

Armando M. Codina

November 14, 2007

Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Anne T. Larin, and Christopher T. Hatto, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering

Form S-3	Registration of Future Debt and Equity Securities for General Motors Corporation
and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ ERROLL B. DAVIS, JR.

Erroll B. Davis, Jr.

November 14, 2007

Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Anne T. Larin, and Christopher T. Hatto, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering

Form S-3	Registration of Future Debt and Equity Securities for General Motors Corporation
and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ GEORGE M.C. FISHER

George M.C. Fisher

November 20, 2007

Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Anne T. Larin, and Christopher T. Hatto, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering

Form S-3	Registration of Future Debt and Equity Securities for General Motors Corporation
and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ KAREN KATEN

Karen Katen

November 14, 2007

Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Anne T. Larin, and Christopher T. Hatto, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering

Form S-3	Registration of Future Debt and Equity Securities for General Motors Corporation
and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ KENT KRESA

Kent Kresa

November 14, 2007

Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Anne T. Larin, and Christopher T. Hatto, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering

Form S-3	Registration of Future Debt and Equity Securities for General Motors Corporation
and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ ELLEN J KULLMAN

Ellen J. Kullman

November 14, 2007

Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Anne T. Larin, and Christopher T. Hatto, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering

Form S-3	Registration of Future Debt and Equity Securities for General Motors Corporation
and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ PHILIP A. LASKAWY

Philip A. Laskawy

November 14, 2007

Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Anne T. Larin, and Christopher T. Hatto, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering

Form S-3	Registration of Future Debt and Equity Securities for General Motors Corporation
and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ KATHRYN V. MARINELLO

Kathryn V. Marinello

November 14, 2007

Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Anne T. Larin, and Christopher T. Hatto, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering

Form S-3	Registration of Future Debt and Equity Securities for General Motors Corporation
and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ ECKHARD PFEIFFER

Eckhard Pfeiffer

November 14, 2007

Date